------------------    FIRST ALLMERICA FINANCIAL   440 Lincoln Street
 ALLMERICA SELECT     LIFE INSURANCE COMPANY      Worcester, MA 01653

                                SPL APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1    PAYMENT    The monetary contribution to the policy.
--------------------------------------------------------------------------------
CHECK ONE:
/ / I have enclosed a check for my initial payment of $____________ and have received a conditional receipt. (Please make check payable to First Allmerica Financial Life Insurance Company)

/ / My initial payment will be transferred from another insurance company. Approximate amount $____________. The amount of insurance purchased will be the minimum allowed by the IRS Guideline Single Premium unless you designate a higher amount $_________________________. (Please attach Transfer of Assets form)
--------------------------------------------------------------------------------
2    ALLOCATION    How I want my payment allocated.
--------------------------------------------------------------------------------
ALLOCATE MY PAYMENT AS FOLLOWS: Please use whole percentages. You may allocate your payment to no more than 14 of the 14 variable accounts listed below and the Fixed Account.

YOUR TOTAL ALLOCATION MUST EQUAL 100%
________ % Select Emerging Markets
________ % Select International Equity
________ % T. Rowe Price International Stock
________ % Select Aggressive Growth
________ % Select Capital Appreciation
________ % Select Value Opportunity
________ % Select Growth
________ % Select Strategic Growth
________ % Fidelity VIP Growth Portfolio
________ % Select Growth and Income
________ % Fidelity VIP Equity Income Portfolio
________ % Fidelity VIP High Income Portfolio
________ % Select Investment Grade Income
________ % Allmerica Money Market
________ % Fixed Account
________ %
________ %
________ %
________ %
  100%   % TOTAL

Any future payment will be allocated according to this selection unless changed by me.
--------------------------------------------------------------------------------
3    ACCOUNT REBALANCING
--------------------------------------------------------------------------------
/ / I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2, above.
    / / Monthly / / Quarterly / / Semi-Annually / / Annually
(Automatic Account Rebalancing and Dollar Cost Averaging
cannot be in effect simultaneously.)
--------------------------------------------------------------------------------
4    DOLLAR COST AVERAGING
--------------------------------------------------------------------------------
Select ONE account from which to transfer money. Be sure you have money allocated to this account in Section 2. Transfer $____________ ($100 Minimum)

FROM:  / / Fixed Account or / / Select Investment Grade Income* or / / Money
          Market* (*This account cannot be selected in the allocation below.)

EVERY: / / Month / / Quarter / / 6 Mos. / / 12 Mos.

INTO: ________ % Select Emerging Markets
      ________ % Select International Equity
      ________ % T. Rowe Price International Stock
      ________ % Select Aggressive Growth
      ________ % Select Capital Appreciation
      ________ % Select Value Opportunity
      ________ % Select Growth
      ________ % Select Strategic Growth
      ________ % Fidelity VIP Growth Portfolio
      ________ % Select Growth and Income
      ________ % Fidelity VIP Equity Income Portfolio
      ________ % Fidelity VIP High Income Portfolio
      ________ % Select Investment Grade Income
      ________ % Allmerica Money Market
      ________ %
      ________ %
      ________ %
      ________ %
        100%   % TOTAL
--------------------------------------------------------------------------------
5    INSURED    The person upon whose life this insurance coverage is proposed.
                For second insured, complete Form AS-426
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Name                          Middle                   Last

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                State                    Zip
(   )
--------------------------------------------------------------------------------
Daytime Telephone Number                                Years at this Address
____/____/____
Date of Birth                     / / M   / / F                 ----------------
                                       Sex                      State of Birth

-------------------------------                          -----------------------
Social Security/Tax I.D. Number                          Driver's License Number
--------------------------------------------------------------------------------
6    OWNER    The person or entity exercising the policy's contractual rights.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Name                          Middle                   Last

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                State                    Zip

-------------------------------                          -----------------------
Social Security/Tax I.D. Number                          Date of Trust

AS-401NY                                                                REV 6/00
                                    Page 1

-------------------------------------------------------------------------------
7 BENEFICIARY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name of Primary Beneficiary             Relationship to Insured

-------------------------------------------------------------------------------
Name of Contingent Beneficiary          Relationship to Insured

-------------------------------------------------------------------------------
8 REPLACEMENT OF OTHER CONTRACTS
-------------------------------------------------------------------------------

WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE
INSURANCE POLICY?

/ / Yes      / / No

If yes, list company name and policy number:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
9 INFORMATION ABOUT THE INSURED
-------------------------------------------------------------------------------

10a  CURRENT EMPLOYMENT.

     Employer's Name: _________________________________________________________

     Occupation and Responsibilities: _________________________________________

_______________________________________________________________________________

10b  INCOME

     My annual earned income is                                 $______________

     My annual unearned income is                               $______________

     My net worth is                                            $______________

10c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS, PIPES, OR USED CHEWING TOBACCO.

     / / Yes   / / No

10d  Height________________________________ Weight_____________________________


-------------------------------------------------------------------------------
10 MEDICAL HISTORY
-------------------------------------------------------------------------------

11a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER, LUNG, OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

/ / Yes  / / No

11b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE SYSTEM DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.

/ / Yes  / / No

IF YOU ANSWERED "YES " TO 11a OR 11b, PLEASE COMPLETE ITEMS 11c THROUGH 11f:

11c  I HAVE BEEN DIAGNOSED OR TREATED FOR:_____________________________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

I AM CURRENTLY BEING TREATED:  / / YES  / / NO

-------------------------------------------------------------------------------
Primary Physician's Name

-------------------------------------------------------------------------------
Health Care Provider

-------------------------------------------------------------------------------
Street Address

-------------------------------------------------------------------------------
City                                 State                        Zip
(   )                                                          /      /
-------------------------------------------------------------------------------
Telephone                                                Date of Last Visit

11d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO PARTICIPATE IN:

     / / Scuba Diving     / / Skydiving      / /Land/Water Racing
     / / Hang Gliding or similar flying activity

11e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A TRAINEE, PILOT, OR CREW MEMBER.

     / / Yes    / / No

11f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE SUSPENDED OR REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.

     / / Yes   / /  No



AS-401NY                             Page 2

--------------------------------------------------------------------------------
AUTHORIZATIONS AND SIGNATURES
--------------------------------------------------------------------------------
                      AUTHORIZATION TO OBTAIN INFORMATION

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described about the proposed Insured:

I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed Insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

                          VARIABLE PRODUCT DISCLOSURE

I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY POLICY VALUE OF THE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PAYMENTS.

                        ACKNOWLEDGEMENTS AND AGREEMENTS

I acknowledge receipt of current Prospectuses describing the First Allmerica Select SPL policy that I am applying for, and the underlying funds.

It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form, if it applies; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has
(have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.


--------------------------------------------------------------------------------
Signature of Insured                                          Date

--------------------------------------------------------------------------------
Print Name of Insured

--------------------------------------------------------------------------------
Signed at City                                                State



--------------------------------------------------------------------------------
Signature of Owner (if other than Insured)                    Date

--------------------------------------------------------------------------------
Print Name of Owner

--------------------------------------------------------------------------------
Signed at City                                                State


AS-401NY                             Page 3

--------------------------------------------------------------------------------
FOR FINANCIAL REPRESENTATIVE USE ONLY
--------------------------------------------------------------------------------
Does the policy applied for replace an existing annuity or life insurance policy?

/ / Yes     / / No

If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded to the best of my knowledge and belief.

Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.


--------------------------------------------------------------------------------
Signature of Registered Representative                        Date

--------------------------------------------------------------------------------
Print Name of Registered Representative                       Reg Rep #

--------------------------------------------------------------------------------
Social Security Number (required)

--------------------------------------------------------------------------------
TR Code

(      )                        (      )
--------------------------------------------------------------------------------
Telephone                        Fax

--------------------------------------------------------------------------------
Name of Broker/Dealer                    Branch #

--------------------------------------------------------------------------------
Branch Office Street Address

--------------------------------------------------------------------------------
City                        State               Zip

REMARKS: _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


AS-401NY                             Page 4

----------------           FIRST ALLMERICA FINANCIAL        440 Lincoln Street
ALLMERICA SELECT           LIFE INSURANCE COMPANY           Worcester, Ma 01653

                         INFORMATION ON SECOND INSURED
                                SPL APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1 SECOND INSURED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Name                             Middle                     Last

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                   State                      Zip
(   )
--------------------------------------------------------------------------------
Daytime Telephone Number                                   Years at this Address
     /    /                       / /M   / /F
----------------                                                 --------------
Date of Birth                         Sex                        State of Birth

--------------------------------------------------------------------------------
Social Security/Tax I.D. Number                          Driver's License Number

--------------------------------------------------------------------------------
 2 OWNER AND BENEFICIARY
--------------------------------------------------------------------------------
The Owner and Beneficiary are as indicated in Section 6 and 7 of the accompanying SPL application. If Section 6 is left blank, the Owner will be the insured listed in Section 5 of the SPL application.

--------------------------------------------------------------------------------
 3 REPLACEMENT OF OTHER CERTIFICATES
--------------------------------------------------------------------------------
WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY?


/ / Yes     / / No

If yes, list company name and policy number:
________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
 4 INFORMATION ABOUT THE INSURED
--------------------------------------------------------------------------------
4a CURRENT EMPLOYMENT.

   Employer's Name: ____________________________________________________________

   Occupation and Responsibilities: ____________________________________________

   _____________________________________________________________________________

4b INCOME

   My annual earned income is         $_________________________________________

   My annual unearned income is       $_________________________________________

   My net worth is                    $_________________________________________

4c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS, PIPES, OR
   USED CHEWING TOBACCO.

   / / Yes     / / No

4d Height____________________________         Weight____________________________

--------------------------------------------------------------------------------
 5 MEDICAL HISTORY
--------------------------------------------------------------------------------

5a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER,
   LUNG, OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

   / / Yes     / / No

5b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE SYSTEM
   DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.

   / / Yes     / / No

IF YOU ANSWERED "YES" TO 5a OR 5b, PLEASE COMPLETE ITEMS 5c THROUGH 5f:

5c I HAVE BEEN DIAGNOSED OR TREATED FOR:________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   I AM CURRENTLY BEING TREATED: / / YES     / / NO

   -----------------------------------------------------------------------------
   Primary Physician's Name

   -----------------------------------------------------------------------------
   Health Care Provider

   -----------------------------------------------------------------------------
   Street Address

   -----------------------------------------------------------------------------
   City                    State                   Zip
   (   )
   --------------------------------------                    -------------------
   Telephone                                                  Date of Last Visit

5d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO
    PARTICIPATE IN:

   / / Scuba Diving  / / Skydiving  / / Land/Water Racing
   / /  Hang Gliding or similar flying activity

5e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A TRAINEE,
   PILOT, OR CREW MEMBER.

   / / Yes     / / No

5f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE SUSPENDED
   OR REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.

   / / Yes     / / No


AS-426NY                             Page 1

--------------------------------------------------------------------------------
AUTHORIZATION AND SIGNATURES
--------------------------------------------------------------------------------
                       AUTHORIZATION TO OBTAIN INFORMATION

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described about the proposed Insured:

I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed Insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

                         ACKNOWLEDGEMENTS AND AGREEMENTS

It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form;
(2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.


--------------------------------------------------------------------------------
Signature of Second Insured                                       Date

--------------------------------------------------------------------------------
Print Name of Second Insured

--------------------------------------------------------------------------------
Signed at City                                                    State




--------------------------------------------------------------------------------
Signature of Owner (if other than Insured)                        Date

--------------------------------------------------------------------------------
Print Name of Owner

--------------------------------------------------------------------------------
Signed at City                                                    State


AS-426NY                             Page 2